UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K/A
___________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2012

MercadoLibre, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33647	98-0212790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Arias 3751, 7th Floor, Buenos Aires, Argentina	C1430CRG
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   011-54-11-4640-8000

Arias 3751, 7th Floor, Buenos Aires, Argentina
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 23, 2012, MercadoLibre, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the declaration of a quarterly cash dividend (the “Dividend”).  The Original Report inadvertently included a press release of the Company announcing the Dividend.  This Current Report on Form 8-K/A shall be deemed to supersede and replace the Original Report in its entirety.

Item 8.01.  Other Events.

On February 23, 2012, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.109 per share, payable to holders of the Company's common stock. This quarterly cash dividend will be paid on April 16, 2012 to stockholders of record as of the close of business on March 30, 2012.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.
(Registrant)

February 24, 2012	/s/ PEDRO ARNT
(Date)	PEDRO ARNT Chief Financial Officer